UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2022

 U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Directors.

U.S. Physical Therapy, Inc. ("USPH" or the “Company”) (NYSE: USPH), a national operator of outpatient physical therapy clinics and provider of industrial injury prevention services, announced that its Board of Directors, upon recommendation of its Nominating Committee, has appointed Anne Motsenbocker, age 60, to serve on the Board, effective January 1, 2022. Effective with the appointment, Ms. Motsenbocker will participate in the standard non-employee director compensation arrangements as set forth in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commision (“SEC”) on April 5, 2021 and is incorporated herein by reference.

Ms. Motsenbocker served in numerous executive leadership roles in her 36-year career at J.P. Morgan Chase, ultimately serving as the Managing Director and Segment Head of Southwest Middle Market Banking, covering a multi-state region.  Previous executive roles at J.P. Morgan Chase included National Head of Multinational Corporations, Chairman of Dallas Market Leadership, President of Dallas Region Middle Market Banking and Head of the Dallas Region of the Private Bank.  Ms. Motsenbocker also brings extensive boardroom experience from her time on the board of Children’s Health System of Texas and numerous philanthropic and community service organizations.

Ms. Motsenbocker received a Bachelor of Science in Business Administration with majors in finance and international business from the University of Texas at Austin.  She has also obtained an NACD Directorship Certification through the NACD Directorship Certification program.
There are no family relationships between Ms. Motsenbocker and any director or other executive officer of the Company and Ms. Motsenbocker was not appointed as a director pursuant to any arrangement or understanding with any person.  Ms. Motsenbocker has not engaged in any transaction with the Company that would be reportable as a related party transaction under the rules of the SEC.

A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1	Registrant's Press Release dated January 3, 2022*

* Filed herewith.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: January 3, 2022	By:	/s/ CAREY HENDRICKSON
Carey Hendrickson
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)